EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Chris Bunka, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Quarterly Report on Form 10-Q of Lexaria Bioscience Corp. for the quarter ended February 28, 2018 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Lexaria Bioscience Corp.

Dated: April 12, 2018

/s/ Chris Bunka
Chris Bunka
CEO and Director
(Principal Executive Officer)
Lexaria Bioscience Corp.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Lexaria Bioscience Corp. and will be retained by Lexaria Bioscience Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Allan Spissinger, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Quarterly Report on Form 10-Q of Lexaria Bioscience Corp. for the quarter ended February 28, 2018 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Lexaria Bioscience Corp.

Dated: April 12, 2018

/s/ Allan Spissinger
Allan Spissinger CPA, CA
Chief Financial Officer and Treasurer
(Principal Financial Officer and Principal
Accounting Officer)
Lexaria Bioscience Corp.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Lexaria Bioscience Corp. and will be retained by Lexaria Bioscience Corp. and furnished to the Securities and Exchange Commission or its staff upon request.